Fees Summary	Sep. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,870,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,429.70
Total Offset Amount	0.00
Net Fee	$ 2,429.70